UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 12, 2009

KeyOn Communications Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33842	74-3130469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11742 Stonegate Circle Omaha, Nebraska	68164
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (402) 998-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

KeyOn Communications Holdings, Inc. (“KeyOn” or the “Company”) will host a conference call on November 12, 2009 at 4:15pm EST. KeyOn’s CEO, Jonathan Snyder, will provide an overview of the Company’s Rural UNIFi initiative, a program designed to rapidly expand its subscriber base and network footprint through acquisitions. Management will discuss how it believes that KeyOn is ideally positioned to acquire and integrate wireless broadband companies covering areas that are contiguous to or near rural areas currently served by the Company. KeyOn has successfully integrated four previous acquisitions resulting in growth of its subscriber base and revenues while expanding EBITDA margins. In addition, a general corporate update will be provided.

KeyOn has posted on its website a slide presentation that will accompany the conference call. To access the slide presentation, go to the Investor Relations section of the Company’s website at www.keyon.com

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

9.1	Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYON COMMUNICATIONS HOLDINGS, INC.

Dated: November 12, 2009	By:	/s/ Jonathan Snyder
Name: Jonathan Snyder
Title: Chief Executive Officer